Net Debt - Summary of Net Debt (Detail) - USD ($) $ in Millions	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Disclosure of net debt [abstract]
Cash and cash equivalents	$ 1,008	$ 1,322
Loans and other borrowings - current	(398)	(599)
Loans and other borrowings - non-current	(2,876)	(2,567)
Lease liabilities-current	(26)	(30)
Lease liabilities-non current	(388)	(396)
Principal amounts payable on maturity of derivative financial instruments (note 23)	(102)	(2)
Net debt	$ (2,782)	$ (2,272)	$ (1,851)